SECURITIES AND EXCHANGE COMMISSION
WASHINGTON  DC  20549

SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate line:

      ☒   Preliminary Information Statement
      ☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
      ☐   Definitive Information Statement

FRANKLIN LAKE RESOURCES INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate line)

         ☒   No fee required
         ☐   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

                  (1)   Title of each class of securities to which investment applies:   N/A

                  (2)   Aggregate number of securities to which investment applies:   N/A

                  (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                          Rule 0-11 (state amount on which filing fee is calculated and how it was determined):   N/A

                  (4)   Proposed maximum aggregate value of transaction:   N/A

                  (5)   Total fee paid:   N/A

         ☐   Fee previously paid with preliminary materials

         ☐   Check line if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)   Amount previously paid:   N/A

                  (2)   Form, Schedule, or Registration Statement No.:   N/A

                  (3)   Filing Party:   N/A

                  (4)   Date Filed:   N/A

Contact Person:   Peter Boyle, Secretary
                             Franklin Lake Resources Inc.
                             172 Starlite Street
                             South San Francisco, CA  94080
                             Tel   650-588-0425   Fax   650-273-1061

FRANKLIN  LAKE  RESOURCES  INC.
172 Starlite Street   South San Francisco   CA   94080

INFORMATION STATEMENT  (Preliminary)   ---   COVER LETTER
Pursuant to Section 14(c) of the Securities and Exchange Act of 1934
And Regulation 14C and Schedule 14C Thereunder

To Our Stockholders:

We are writing to advise you of certain events which have occurred and other events which we expect to occur with respect to Franklin Lake Resources Inc., a Nevada corporation (“FKLR,” “Company,” “we,” “us,” or “our”).  More detailed information is contained in the official Information Statement accompany- ing this letter, sent to you pursuant to Regulation 14C issued by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

On August 6, 2008, FKLR entered into an Agreement for Purchase of Assets with Antoine and Roula Jarjour, husband and wife (“Sellers”), pursuant to which FKLR would purchase all the assets owned by Sellers and used in their business operating under the name of “As Seen on Screen TV.”  In exchange for these assets, FKLR would issue shares of its common stock to Sellers, in an amount  sufficient to give them effective control of FKLR (“Transaction”).  The Company intends to withdraw from the mining business (an action that would have occurred with or without this Transaction because FKLR lacked the funds to continue in that business) and to change the business to that of an operator of retail stores and a wholesaler of goods to its own stores and similar stores.  Completion of the Transaction is contingent upon satisfactory performance of certain due diligence procedures by both parties.

Other steps constituting part of the Transaction are:  (i)  a reverse split of the existing shares of FKLR common stock on the basis of two new shares for each five existing shares (equivalent to 40 new shares for each 100 existing shares),  (ii)  an increase in the authorized common stock to 195,000,000 shares, and (iii) a change of the name of the Company to SEEN ON SCREEN TV INC.

NO ACTION IS REQUIRED BY YOU.  THE ACCOMPANYING INFORMATION STATEMENT IS FURNISHED ONLY TO INFORM OUR STOCKHOLDERS OF THE ACTION DESCRIBED ABOVE (described in greater detail in the accompanying Information Statement).  It is sent in accordance with Rule 14c-2, issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, and is being mailed on or about September 16, 2008, to stockholders of record August 25, 2008.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE COMPANY’S CONTROLLING STOCKHOLDER ACTED
TO MAKE THE CHANGES DESCRIBED HEREIN.  The number of shares held by him allow him to satisfy the stockholder voting requirements for the actions and no additional votes from other stockholders are needed.

By order of the Board of Directors

, 2008	x x x
Father Gregory Ofiesh, President

FRANKLIN  LAKE  RESOURCES  INC.
172 Starlite Street   South San Francisco   CA   94080

INFORMATION STATEMENT
(Preliminary)
CONCERNING ACTION TAKEN BY WRITTEN CONSENT
BY STOCKHOLDERS HOLDING A MAJORITY OF THE SHARES ENTITLED TO VOTE

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS
AND NO MEETING OF STOCKHOLDERS WILL BE HELD
TO CONSIDER ANY MATTER DESCRIBED IN THIS NOTICE.

INTRODUCTION

This Information Statement is provided to stockholders of Franklin Lake Resources Inc., a Nevada corporation, in connection with action taken by its board of directors and a stockholder holding a majority interest in its voting stock, in connection with Company’s purchase of substantially all the assets of another business known as As Seen on Screen TV.  As part of the transaction, its board of directors and a majority in interest of its voting stock were required to approve and did approve the following actions:

    (1)   a change in the name of the corporation to SEEN ON SCREEN TV INC., including an amendment of Section 1 of its Articles of Incorporation to state the new name;

    (2)   a reverse split of the corporation’s outstanding shares were split on the basis of two new shares for each five existing shares (equivalent to 40 new shares for each 100 existing shares), and

    (3)   an increase in the number of its authorized shares of common stock, to 195,000,000 shares, par value $0.001 per share, including an amendment of Section 3 of its
            Articles of Incorporation to state the new number of shares.

The action by the voting shares was taken by written consent by a stockholder holding a majority of the Company’s outstanding shares, and because such action represents the action of a majority of the voting interest of all stockholders, no further action by other stockholders is required.  The amendment of the articles of incorporation to make the stated changes will become effective upon its filing with the Secretary of State of Nevada, which will not be less than 20 days after the mailing of this Information Statement to our stockholders.  At the present time, we anticipate that the mailing date will be on or about September 16, 2008.

ACTION BY WRITTEN CONSENT WITHOUT A MEETING

As a Nevada corporation, matters pertaining to the Company’s stockholders and board of directors are governed by Nevada law.  An amendment of a corporation’s articles of incorporation must be approved by its board of directors and by its stockholders.  As to the board of directors, the changes discussed herein were approved at a meeting on August 5, 2008.  As to the stockholders, Section 78.320.2 of the Nevada Revised Statutes provides that “any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if . . . a written consent thereto is signed by stockholders holding at least a majority of the voting power . . . .”  On August 25, 2008, the record date for determining stockholders entitled to receive this notice, there were 20,960,325 shares of common stock outstanding, each share entitled to one vote on each matter submitted to a vote of stockholders.  The vote of a majority of such shares is required for each of the changes, except that a vote of two-thirds of the shares is required for an amendment of the articles of incorporation.  Father Gregory Ofiesh, president of the Company, owned 14,120,990 of such shares or 67.37 percent of the total.  He has executed an Action by Written Consent, dated August 5, 2008, which takes and consents to each of the actions taken by the board of directors.

CHANGE OF NAME

The current name, Franklin Lake Resources Inc., because of the word “Resources,” is an indica- tion that that the Company is in the mining business.  After the Transaction is completed, how- ever, the Company will no longer be in the mining business, but will be primarily in the business of operating retail stores.  It is believed that having a name commonly associated with mining but actually being in the retail business would be confusing to investors, customers, and anyone else with an interest in the Company.  To avoid such confusion, to aid in its marketing program, and to have a name that clearly identifies the nature of its business, the Company will change its name to Seen on Screen TV Inc.

REVERSE STOCK SPLIT

The Company now has 20,960,325 common shares outstanding, a number so large that it negatively impacts trading in the shares.  With additional shares to be given to Sellers, the situation will be exacerbated.  The reverse split on the basis of two new shares for each five shares now held (the equivalent of 40 new shares for each 100 shares now held) will reduce the number of outstanding shares to 8,384,130 shares.  After the split, the Company will issue 17,000,000 shares to Sellers, increasing the total number of  outstanding shares to 25,384,130 shares.  The interest then held by Sellers will represent 67.37 percent of the total shares outstanding.

INFORMATION STATEMENT (Preliminary)   ---   Page 2

INCREASE IN AUTHORIZED CAPITAL

The increase in the number of authorized but unissued shares of Common Stock will enable the Company to issue new shares as business circumstances warrant, without having to obtain further stockholder approval.  Examples of situations in which this might be advantageous for the Company would be to raise additional capital for ongoing operations, to acquire another business or other assets for use in the business, to enable the issuance of shares in connection with stock splits and dividends, to provide a resource for future employee benefit programs, and to otherwise give management greater flexibility in entering into a variety of business transactions.   The reference to the use of authorized but unissued shares to acquire another business or to purchase other assets is not meant to suggest that the Company has any specific plans to do so at this time.  In fact, it has no agreements or understandings with any party related to such a transaction.  The Company does, however, desire to expand by opening additional stores and expects that the issuance of new shares of stock will be needed to conduct such transactions expeditiously.  But, it will do so only as warranted by being able to identify sound business opportunities and to assure itself that each transaction is consistent with the Company’s overall business plan and objectives.

DIRECTORS AND EXECUTIVE OFFICERS

After Closing the Transaction, it is expected that the board of directors will consist of Antoine Jarjour, Roula Jarjour, Kamal Alawas, and Father Gregory Ofiesh.  Mr. Jarjour will also serve as president and chief executive officer.  Mr. Jarjour will also serve as acting chief financial officer until the Company’s business and financial situation warrants hiring an experienced and qualified person for the position.

Below is background information on each director:

Antoine Jarjour.   Since 1992, Mr. Jarjour has been the owner of Meary Inc. Seen on Screen located in Everett, Washington, a company that promotes the sale of various products to the public.  Since its inception in 2006, he has been president and a director of The GNS Group Inc., a firm engaged in the business of selling furniture for use at banquets, conferences, restaurants, cafes, outdoors and pool sides, and education facilities, located in Everett, Washington.  In 2005, he filed for protection under the Bankruptcy Act and was discharged from his debts in a Chapter 7 proceeding.  In 2006, he was found guilty of violating RCW 82.08.050(2), conversion of collected sales taxes (Case No. 06-1-00183-9, in the Superior Court of the State of Washington, for the County of Snohomish).  Mr. Jarjour, 53, is a resident of the State of Washington and the husband of Roula Jarjour.

Roula Jarjour.   Since 2000, Ms. Jarjour has been the general manager of several retail stores in the Seattle area.  Since its inception in 2006, she has been secretary and a director of The GNS Group Inc., a firm engaged in the business of selling furniture for use at banquets, conferences, restaurants, cafes, outdoors and pool sides, and education facilities, located in Everett, Washing- ton.  In 2005, Ms. Jarjour filed for protection under the Bankruptcy Act and she was discharged from her debts in a Chapter 7 proceeding.  Ms. Jarjour, 43, is a resident of the State of Washing- ton and the wife of Antoine Jarjour.

Father Gregory Ofiesh   Since 1999, Father Ofiesh has been a director, and since 2000, he has been president and CEO, and since 2006, he has been acting chief financial officer of the Com- pany.  As an Orthodox priest, he was Pastor of St. Nicholas Orthodox Church in San Francisco since 1964 until he retired on January 1, 2001.  Prior to his retirement, he was dean of the San Francisco Bay Area Orthodox Clergy, and now serves as dean emeritus of that group.  He devotes an average of 20 hours per week to our affairs.  He is 77 and a resident of California.

Kamal Alawas.  Since 2002, Mr. Alawas has been president of Sidon International Resources Corp., a mineral exploration company.  Since 2002, he served as a director of the Company.  In addition, for the past nine years, he has worked 20 - 25 hour a week as a consultant in mineral exploration and development, mining, and management.  Previously, he was associated with other mining companies and involved with private investments.  He is 56 and a resident of the State of Washington.

Compensation.  Through April 30, 2008, as president and CEO of the Company, Father Ofiesh received management fees of $4,000 per month, but this was payable only in shares of Company stock, not in cash.  Since May 1, 2008, he has been entitled to receive the same amount of $4,000 per month in cash, but he has not received any of it because the Company has not had the resources to make the payments, and so it remains an outstanding obligation of the Company.

When Mr. Jarjour becomes president after the Transaction closes, he does not anticipate taking any compensation from the Company until its business and revenues justify it, and then only to the extent that it may make payments that do not damage the Company’s operations or financial condition.

//

INFORMATION STATEMENT (Preliminary)   ---   Page 3

Security Ownership.

The following Table I sets forth information as of the record date on the beneficial ownership of our common stock by:  (i)  each director and executive officer of the Company,  (ii)  all directors and executive officers as a group, and  (iii)  each person or group known by Company manage- ment to own more than five percent of the outstanding shares:

TABLE I

STOCK OWNERSHIP AT RECORD DATE*

	Shares Beneficially Owned				Percentage Outstanding
	------------------------		------------------------		------------------------	------------------------
	Before		After		Before	After
Name	Stock Split		Stock Split		Stock Split	Stock Split
---------------------------------------------------	------------------------		------------------------		------------------------	------------------------
Antoine Jarjour & Roula Jarjour	0		0		0.0	0.0

Fr Gregory Ofiesh	14,120,990		5,648,396		62.1	62.1

Kamal Alawas	0		0		0.0	0.0

Stanley Combs	6,250		2,500		**	**

Paul Kaser	392,000		156,800		1.7	1.7

Peter Boyle	1,005,000	***	402,000	***	4.4	4.4

Roger Graham	1,000,000	****	400,000	****	4.4	4.4

5% Stockholders	0		0		0.0	0.0

All Directors & Officers	16,524,240		6,609,696		72.7	72.7

      * The percent of stock owned is the same before and after the reverse stock split. In determining the percent of stock owned, the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired by the person within 60 days upon the exercise of options, and the denominator is the total number of shares outstanding plus the number of shares the beneficial ownership of which may be acquired by all persons within 60 days upon the exercise of options.

     ** Less than 0.1%

    *** Includes options to purchase 1,000,000 shares before the reverse split, 400,000 shares after the reverse split.

   **** Includes options to purchase 769,230 shares before the reverse split, 307,692 shares after the reverse split.

INFORMATION STATEMENT (Preliminary)   ---   Page 4

The following Table II sets forth information as of the Closing Date, immediately before and after the issuance of the new shares to Antoine Jarjour and Roula Jarjour by the same persons as in Table I:

TABLE II

STOCK OWNERSHIP BEFORE AND AFTER PURCHASE OF ASSETS*

	Shares Beneficially Owned				Percentage Outstanding
	------------------------		------------------------		------------------------	------------------------
	Before		After		Before	After
Name	Purchase		Purchase		Purchase	Purchase
---------------------------------------------------	------------------------		------------------------		------------------------	------------------------
Antoine Jarjour & Roula Jarjour	0		17,000,000		0.0	65.2

Fr Gregory Ofiesh	5,648,396		5,648,396		62.1	21.6

Kamal Alawas	0		0		0.0	0.0

Stanley Combs	2,500		2,500		**	**

Paul Kaser	156,800		156,800		1.7	0.6

Peter Boyle	402,000	***	402,000	***	4.4	1.5

Roger Graham	400,000	****	400,000	****	4.4	1.5

5% Stockholders	0		0		0.0	0.0

All Directors & Officers	6,609,696		23,609,696		72.7	90.5

      * In determining the percent of stock owned, the numerator is the number of shares of common stock beneficially owned by the person, including shares, the beneficial ownership of which may be acquired by the person within 60 days upon the exercise of options, and the denominator is the total number of shares actually outstanding plus the number of shares the beneficial ownership of which may be acquired by all persons within 60 days upon the exercise of options.

     ** Less than 0.1%

    *** Includes options to purchase 400,000 shares

   **** Includes options to purchase 307,692 shares

DISSENTERS’ RIGHTS

Under Nevada law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the Transaction.

INFORMATION STATEMENT (Preliminary)   ---   Page 5

SIGNATURE

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this Information Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN LAKE RESOURCES INC.

, 2008	By x x x .
Father Gregory Ofiesh
Its President and CEO

________________________
sched 14C d1 081908 conrad